GRAPHIC EXCLUDED

                               SERVOTRONICS, INC.
          1110 MAPLE STREET, P.O. BOX 300 - ELMA, NEW YORK 14059-0300
                         716-655-5990 FAX 716-655-6012




DR. NICHOLAS D. TRBOVICH
    Chairman and President



                                  June 10, 2005

Dear Fellow Shareholder:


     The Annual Meeting of Shareholders will take place on July 1, 2005 at 2:30 p.m. at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226. You are cordially invited to attend.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon during the meeting. The meeting will also include a report on the state of Servotronics, Inc.'s business.

     To ensure your representation at the meeting, even if you are unable to attend, please sign the enclosed Proxy Card and return it in the postage paid envelope.

     If you have any questions in regard to completing your proxy, please call our Treasurer, Lee D. Burns at (716) 655-5990.

     Your continued interest and support is very much appreciated.


                                   Sincerely,


                                   DR. NICHOLAS D. TRBOVICH

                               SERVOTRONICS, INC.
                                1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                    Notice of
                        2005 Annual Shareholders' Meeting

To the Shareholders:

     Notice is hereby given that the 2005 Annual Meeting of the Shareholders of Servotronics, Inc. (the "Company") will be held at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (Off Maple
Road), Amherst, New York 14226, on Friday, July 1, 2005 at 2:30 p.m., Buffalo time, for the following purposes:

     1. To elect four directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on May 27, 2005 are entitled to notice of and to vote at the meeting or any adjournments thereof.




                                                     DR. NICHOLAS D. TRBOVICH
                                                     Chairman of the Board,
                                                     President and Chief
                                                     Executive Officer

Dated: June 10, 2005




--------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                                                   June 10, 2005

                               SERVOTRONICS, INC.
                                1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JULY 1, 2005

     The following information is furnished in connection with the Annual Meeting of Shareholders of SERVOTRONICS, INC. (the "Company") to be held on July 1, 2005 at 2:30 p.m., Buffalo time, at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226. A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2004 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained without charge from the Company's Treasurer, 1110 Maple Street, P.O. Box 300, Elma, New York 14059. This Proxy Statement and proxy card are first being mailed to shareholders on or about June 10, 2005.


                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Annual Meeting of Shareholders is being solicited by the directors of the Company. The proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Treasurer of the Company a written revocation or duly executed proxy bearing a later date. The proxy may be revoked by a shareholder attending the meeting, withdrawing such proxy and voting in person. The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of mails, proxies may be solicited by employees of the Company (who will receive no additional compensation therefor) personally or by telephone or other electronic communications, and arrangements may be made with banks, brokerage houses and other institutions, nominees and/or fiduciaries to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals. The Company has retained the services of InvestorCom, Inc. 100 Wall Street, 24th Floor, New York, New York 10005, to assist in the solicitation of proxies and will pay that firm a fee of approximately $3,000 plus expenses.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares entitled to vote has been fixed at the close of business on May 27, 2005. On such date there were outstanding 2,492,901 shares of common stock of the Company, $.20 par value ("Common Stock"), entitled to one vote each.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table lists the persons that owned beneficially, as of May 12, 2005, more than five percent of the outstanding Common Stock of the Company, based on the Company's records. Unless otherwise stated, each person has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

         NAME AND ADDRESS OF                                 AMOUNT AND NATURE OF             PERCENT OF
          BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP              CLASS (1)
          ----------------                                   --------------------              ---------
       Servotronics, Inc. Employee
         Stock Ownership Trust (2)                                826,915 (2)                    33.2%
       1110 Maple Street
       P.O. Box 300 Elma, New York 14059

       Dr. Nicholas D. Trbovich (3)                               558,916 (3)                    21.0%
       1110 Maple Street
       P.O. Box 300 Elma, New York 14059

       Harvey Houtkin (4)                                         352,088 (4)                    14.1%
       160 Summit Avenue
       Montvale, New Jersey 07645

--------------------

(1) Percent of class is based upon 2,492,901 shares of common stock outstanding as of May 12, 2005 plus, in the case of Dr. Trbovich, the shares underlying his stock options, all of which are presently exercisable.

(2) The trustees of the Servotronics, Inc. Employee Stock Ownership Trust--Nicholas D. Trbovich, Jr., Lee D. Burns and Raymond C. Zielinski -- direct the voting of unallocated shares. The participants in the related plan have the right to direct the voting of shares which have been allocated to their respective accounts; if a participant does not direct the vote, the trustees may direct the vote of that participant's shares. As of May 12, 2005, approximately 405,255 shares have been allocated to the accounts of participants and approximately 421,660 shares (16.9% of the shares outstanding) remain unallocated.

(3) This amount includes (i) 32,309 shares held by a charitable foundation for which Dr. Trbovich serves as a trustee; (ii) 170,600 shares which Dr. Trbovich has the right to acquire under stock options which are currently exercisable; (iii) approximately 44,201 shares allocated to Dr. Trbovich's account under the Servotronics, Inc. Employee Stock Ownership Plan; and
     (iv) approximately 3,084 shares beneficially owned by certain of Dr. Trbovich's children (as to which Dr. Trbovich disclaims beneficial interest). This amount does not include the shares beneficially owned by certain of Dr. Trbovich's other relatives.

(4) Based on a statement on Schedule 13D, as last amended on February 12, 2004, filed by Mr. Houtkin with the Securities and Exchange Commission. According to Mr. Houtkin's statement, he has sole voting and investment power with respect to 190,000 shares and shared voting and investment power with respect to 162,088 shares. Mr. Houtkin disclaims beneficial ownership in additional shares owned by other members of his family.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of May 12, 2005, information as to the beneficial ownership of shares of common stock of the Company held by each director and by all directors and officers as a group (each individual listed in the following table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by that person, except as otherwise indicated):

               Name of                                       Amount and Nature of             Percent of
          Beneficial Owner                                   Beneficial Ownership              Class (1)
-----------------------------                             --------------------------         -------------
       Dr. Nicholas D. Trbovich                                   558,916 (2)                    21.0%
       Nicholas D. Trbovich, Jr.                                  125,553 (3)                     4.9%
       Donald W. Hedges                                            66,336 (4)                     2.6%
       Dr. William H. Duerig                                       65,193 (5)                     2.6%
       Raymond C. Zielinski                                        55,620 (6)                     2.2%
       Lee D. Burns                                                49,895 (7)                     2.0%
       All directors and executive officers as a group          1,343,174 (8)(9)                 45.76%
--------------------

(1) Percent of class is based upon 2,492,901 shares of common stock outstanding as of May 12, 2005 plus the number of shares subject to stock options held by the indicated person or group.

(2) See note (3) to the table in "Security Ownership of Certain Beneficial Owners."

(3) This amount includes (i) 87,800 shares which Mr. Trbovich, Jr. has the right to acquire under stock options which are currently exercisable and
     (ii) approximately 21,939 shares allocated to Mr. Trbovich, Jr.'s account under the Servotronics, Inc. Employee Stock Ownership Plan. Does not include shares held by the Servotronics, Inc. Employee Stock Ownership Trust (the "ESOT") as to which Mr. Trbovich, Jr. serves as one of three trustees. See note (8) below and the table in "Security Ownership of Certain Beneficial Owners."

(4) This amount includes 61,600 shares which Mr. Hedges has the right to acquire under stock options which are currently exercisable. Mr. Hedges has sole voting and investment power with respect to 4,261 shares and shared voting and investment power with respect to 475 shares.

(5) This amount includes 61,600 shares which Dr. Duerig has the right to acquire under stock options which are currently exercisable.

(6) This amount includes (i) 30,300 shares which Mr. Zielinski has the right to acquire under stock options which are currently exercisable and (ii) approximately 16,993 shares allocated to Mr. Zielinski's account under the Servotronics, Inc. Employee Stock Ownership Plan. Does not include shares held by the ESOT as to which Mr. Zielinski serves as one of three trustees. See note (8) below and the table in "Security Ownership of Certain Beneficial Owners."

(7) This amount includes (i) 30,300 shares which Mr. Burns has the right to acquire under stock options which are currently exercisable and (ii) approximately 6,423 shares allocated to Mr. Burns' account under the Servotronics, Inc. Employee Stock Ownership Plan. Does not include shares held by the ESOT as to which Mr. Burns serves as one of three trustees. See note (8) below and the table in "Security Ownership of Certain Beneficial Owners."

(8) Includes unallocated shares held by the ESOT over which certain officers, as trustees of the ESOT, may be deemed to have voting power, as well as shares allocated to the accounts of all officers as a group under the related plan. See the table in "Security Ownership of Certain Beneficial Owners" and note (2) thereto.

(9)  See notes (2) through (7) above.

EXECUTIVE OFFICERS

     The following is a listing of the Company's executive officers:

                                                       POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION
            NAME                       AGE                 AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS
            ----                       ---                 -------------------------------------------
     Dr. Nicholas D. Trbovich          70          See table under "Election of Directors."
     Nicholas D. Trbovich, Jr.         45          See table under "Election of Directors."
     Raymond C. Zielinski              60          Vice President since 1990.
     Lee D. Burns                      63          Treasurer and Secretary and Chief Financial Officer since 1991.

     Nicholas D. Trbovich, Jr. is the son of Dr. Nicholas D. Trbovich. There are no other family relationships between any of the directors or executive officers of the Company.

EXECUTIVE COMPENSATION

     DIRECTORS' FEES. Under the Company's standard compensation arrangements with directors who are not employees, they are paid a yearly director's fee of $10,000 plus a per meeting fee of $650 and reimbursement of actual expenses for attendance at Board meetings. Directors who are also employees do not receive the director's and/or meeting fees. Members of the Audit Committee of the Board are paid a yearly Audit Committee fee of $2,500 plus a per-meeting fee of $450 and reimbursement of actual expenses for attendance at Audit Committee meetings.

     COMPENSATION TABLE. The following table shows the compensation paid by the Company to each executive officer of the Company whose total salary and bonus from the Company and its subsidiaries exceeded $100,000 during any of the last three fiscal years (the "Named Officers").

                                                                                     LONG TERM
                                                      ANNUAL COMPENSATION (2)      COMPENSATION
                                                      -----------------------      ------------
                                                                                      AWARDS
                                                                                      ------
                                                                                    SECURITIES
                                                                                    UNDERLYING         ALL OTHER
           NAME AND                                                                   OPTIONS           COMPEN-
      PRINCIPAL POSITION                 YEAR           SALARY        BONUS(1)    (NO. OF SHARES)      SATION(3)
      ------------------                 ----           ------        --------    ---------------      ---------

    Dr. Nicholas D. Trbovich             2004       $   374,611      $  40,000            --         $    9,665
      Chairman, President and            2003           359,579            --           50,000           34,886
      CEO                                2002           347,419         15,000            --             45,620
    Raymond C. Zielinski                 2004       $   139,576      $   5,000            --         $    4,032
      Vice President                     2003           134,263           --             9,000            3,409
                                         2002           129,308          6,500            --              4,414
    Nicholas D. Trbovich, Jr.            2004       $   162,500      $  15,000            --         $    4,601
      Director, Vice President           2003           139,446           --            27,000           13,848
                                         2002           129,308          6,500            --             19,885
    Lee D. Burns                         2004       $   127,942      $   5,000            --         $    1,038
      Treasurer, Secretary, CFO          2003           122,809           --             9,000           12,569
                                         2002           118,532          6,500            --                712
-------------------

(1) The "Bonus" column of the compensation table above includes discretionary incentive payments authorized by the Board of Directors and paid in the year indicated in the table. No bonuses were paid in the year 2003.
     Discretionary payments authorized for 2005 will be included in the compensation table for 2005 to the extent they are paid in that year. The Board of Directors has made no commitment for incentive payments in subsequent years.

(2) The values of perquisites and other personal benefits are not shown on the table because the aggregate amount of such compensation (if any) for each year shown did not exceed the lesser of $50,000 or 10% of the Named Officer's annual salary and bonus for that year.

(3) All Other Compensation for 2004 includes (i) an allocation of 1,227 shares, 867 shares, and 1,033 shares for Dr. Trbovich, Mr. Zielinski and Mr. Trbovich, Jr., respectively, of common stock of the Company under the Servotronics, Inc. Employee Stock Ownership Plan valued as of November 30, 2004 (the date of the allocation) at the closing price on the American Stock Exchange on that date of $4.25 per share; (ii) $4,400, $1,147, $211, and $1,038 to Dr. Trbovich, Mr. Zielinski, Mr. Trbovich, Jr. and Mr. Burns, respectively, for life insurance.

     OPTION GRANTS. No stock options were granted to the Named Officers during 2004.

     OPTION EXERCISES AND FISCAL YEAR END VALUES. No Named Officer exercised options during 2004. The following table shows information with respect to the value of unexercised options held by the Named Officers as of December 31, 2004. Valuation calculations for unexercised options are based on the closing price ($4.85) of a Share on the American Stock Exchange on December 31, 2004.

                                     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                            AND FISCAL YEAR-END OPTION/SAR VALUES
                                            -------------------------------------
                                                                                             VALUE OF
                                                            NUMBER OF                       UNEXERCISED
                                                     UNEXERCISED SECURITIES                IN-THE-MONEY
                                                      UNDERLYING OPTIONS AT                 OPTIONS AT
                                                        FISCAL YEAR-END:                  FISCAL YEAR-END
               NAME OF OFFICER                      EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
               ---------------                      -------------------------        -------------------------
         Dr. Nicholas D. Trbovich                             170,600/0                       $200,617/0
         Raymond C. Zielinski                                  30,300/0                        $36,786/0
         Nicholas D. Trbovich, Jr.                             87,800/0                       $106,105/0
         Lee D. Burns                                          30,300/0                        $36,786/0

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS.
                                                                                              NUMBER OF SECURITIES
                                   NUMBER OF SECURITIES                                      REMAINING AVAILABLE FOR
                                     TO BE ISSUED UPON             WEIGHTED-AVERAGE           FUTURE ISSUANCE UNDER
                                  EXERCISE OF OUTSTANDING          EXERCISE PRICE OF           EQUITY COMPENSATION
                                     OPTIONS, WARRANTS           OUTSTANDING OPTIONS,      PLANS (EXCLUDING SECURITIES
                                        AND RIGHTS                WARRANTS AND RIGHTS       REFLECTED IN COLUMN (A))
         PLAN CATEGORY                      (A)                           (B)                          (C)
         -------------                      ---                           ---                          ---

Equity compensation
  plans approved by
  security holders                         270,000                       $3.126                       80,000
Equity compensation
  plans not approved
  by security holders                      194,200                       $6.057                       76,600
                                           -------                                                    ------

Total                                      464,200                       $4.352                      156,600
                                           =======                                                   =======

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The By-Laws of the Company provide that there shall be not less than three directors nor more than nine and that the number of directors to be elected at the Annual Meeting of Shareholders shall be fixed by the Board of Directors. The Board of Directors has fixed the number of directors to be elected at the meeting at four. Each person so elected shall serve until the next Annual Meeting of Shareholders and until his successor is elected and shall have qualified.

     Each nominee is currently serving as a director of the Company and was elected at the Company's 2004 Annual Meeting of Shareholders.

     The directors believe that all of the nominees are willing and able to serve as directors of the Company. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy. Each nominee, to be elected as a director, must receive the affirmative vote of a plurality of the votes cast at the meeting.

     The following table sets forth certain information regarding the nominees for election to the Company's Board of Directors.

                                                          POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION
             NAME                     AGE                     AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS
             ----                     ---                     -------------------------------------------
Dr. William H. Duerig                 83             Director of the Company since 1990; Physicist and Senior
                                                     Program Manager for Kearfott Guidance & Navigation
                                                     Corporation for more than five years prior to retirement
                                                     in 1993.

Donald W. Hedges                      83             Director of the Company since 1967; self-employed
                                                     attorney since 1988.

Nicholas D. Trbovich, Jr.             45             Director of the Company since 1990; Vice President of
                                                     the Company since 1990;
                                                     Director of Corporate
                                                     Development of the Company
                                                     from 1987 to 1990; Director
                                                     of e.Autoclaims.

Dr. Nicholas D. Trbovich              70             Chairman of the Board of Directors, President and Chief
                                                     Executive Officer of the Company since 1959.

     The directors recommend a vote FOR the four nominees listed above. Unless instructed otherwise, proxies will be voted FOR these nominees.

                         ADDITIONAL COMPANY INFORMATION

COMMITTEES AND MEETING DATA

     The Board of Directors has an Audit Committee comprised of Mr. Hedges and Dr. Duerig. The Audit Committee meets with the Company's independent auditors and reviews with them matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, the scope of the audit and the results of the audit. The Audit Committee is also charged with the responsibility of submitting to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices, policies and financial accounting and operation controls and safeguards.

     The Board has designated Dr. William H. Duerig as the Company's "Audit Committee financial expert" in accordance with the SEC rules and regulations. The Board has determined that Dr. Duerig is independent pursuant to Section 121A of the listing Standards of the American Stock Exchange ("AMEX").

     The Company has a formal Audit Committee which performs all the required functions. The Company's full Board of Directors performs the functions of all other committees and in lieu thereof as permitted by the Company's By-Laws and the current AMEX listing standards. The Company is on a planned schedule to timely comply with all the new appropriate AMEX requirements on or before the July 31, 2005 effective date applicable to small business issuers. Currently, the full Board of Directors participates in the consideration of all director nominees. See "Director Nominating Process" on page 11. Additionally, the Board's practice is to require all compensation provisions relative to the Chief Executive Officer to be approved by a majority of independent directors as well as a majority of the Board of Directors. During the fiscal year ended December 31, 2004, the Audit Committee met 5 times and the Board of Directors met 9 times. No director attended less than 100% of the meetings held.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting, systems of internal control, audit process, and monitoring compliance with standards of business conduct. The Charter for the Audit Committee was filed with the 2004 Proxy Statement. Management of the Company has primary responsibility for preparing financial statements of the Company as well as the Company's financial reporting process. PricewaterhouseCoopers LLP, acting as independent auditors, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles.

     In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2004 with the Company's management.

2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.

3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and has discussed with PricewaterhouseCoopers LLP the matter of that firm's independence.

4.   Based on the review and  discussion  referred to in paragraphs  (1) through
     (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

     Each member of the Audit Committee is independent as defined under the listing standards of the American Stock Exchange.


                                                    AUDIT COMMITTEE
                                                    ---------------
                                                    Donald W. Hedges, Chairman
                                                    Dr. William H. Duerig

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of reports filed pursuant to Section 16(a) of the Securities Exchange Act or representations from directors and executive officers required to file such reports, the Company believes that all such filings required of its officers and directors were timely made.

CODE OF ETHICS.

     The Company has adopted a Code of Ethics and Business Conduct that applies to all directors, officers and employees of the Company as required by the listing standards of the American Stock Exchange. The Code is available on the Company's website at www.servotronics.com and the Company intends to disclose on this website any amendment to the Code. Waivers under the Code, if any, will be disclosed under the rules of the SEC and the American Stock Exchange.

EMPLOYMENT AGREEMENTS

     Dr. Trbovich and Mr. Trbovich, Jr. have employment agreements with the Company pursuant to which they are entitled to receive minimum direct compensation of $382,194 and $175,000 per annum respectively, or such greater amount as the Company's Board of Directors may determine, and lifetime health and life insurance benefits. In the event of Dr. Trbovich's or Mr. Trbovich, Jr.'s death or total disability during the term of the employment agreement, they or their estate is entitled to receive 50% of the compensation they are receiving from the Company at the time of their death or disability during the remainder of the term of the employment agreement. Also, in the event of (i) a breach of the agreement by the Company, (ii) a change in control of the Company, as defined, or (iii) a change in the responsibilities, positions or geographic office location of Dr. Trbovich or Mr. Trbovich, Jr., they are entitled to terminate the agreement and receive a payment of 2.99 times their average annual compensation from the Company for the preceding five years. If this provision is invoked by Dr. Trbovich or Mr. Trbovich, Jr. and the Company makes the required payment, the Company will be relieved of any further liability under the agreement notwithstanding the number of years covered by the agreement prior to termination. In the event the agreement is not extended by the Company beyond the scheduled expiration date (September 30, 2009 and December 7, 2008, respectively), as such date may be extended, Dr. Trbovich or Mr. Trbovich, Jr. will be entitled to a severance payment equal to nine months' salary and benefits.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2004, Dr. Trbovich's son, Nicholas D. Trbovich, Jr., served as an officer and director of the Company and received the compensation disclosed in the Compensation Table. See also, the discussion under "Employment Agreements". Michael D. Trbovich, also a son of Dr. Nicholas D. Trbovich, received remuneration of $78,349 which includes fringe benefits for health insurance, life insurance and an amount paid for untaken vacation, but does not include 461 shares allocated by the Company's ESOP.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, which has served as the Company's independent registered public accounting firm since 1976, has been selected by the Board of Directors as the independent public accountants for the Company's current fiscal year. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions of shareholders.

     Relating   to  the  fiscal   year  ended   December   31,  2004  and  2003,
PricewaterhouseCoopers LLP provided various audit and non-audit services to the Company as follows:

                                                     2004             2003
                                                     ----             ----

          Audit Fees (1)                        $   85,200        $   83,750
          Audit-Related Fees                             0                 0
          Tax Fees (2)                              42,150            30,300
          All Other Fees                                 0                 0
                                                ----------        ----------

          Total                                 $  127,350        $  114,050
                                                ==========        ==========

(1) Audit fees represent fees for professional services provided in connection with the audit of the Company's financial statements and review of the Company's quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2) Tax fees principally included fees for tax preparation and tax consulting services.

     The  Audit  Committee   pre-approves  all  audit  and  legally  permissible
non-audit services provided by the independent accountants. The Audit Committee pre-approved all services performed by PricewaterhouseCoopers LLP during 2004.

     The Audit Committee of the Board of Directors has considered whether provision of the services described above is compatible with maintaining our accountant's independence and has determined that such services have not adversely affected PricewaterhouseCoopers LLP's independence.

                               VOTING INFORMATION

     The presence, in person or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of Common Stock is necessary to constitute a quorum. The form of proxy submitted by the Company's management confers on the named proxies the authority to vote in their discretion on any other matter submitted for a vote at a meeting as to which the Company did not have notice on or before April 28, 2005, which date is 45 days before the date (June 11) on which the Company mailed its proxy materials for last year's annual meeting. At April 28, 2005, the Company had not received notice of any intention to submit any other matter; and, therefore, the proxies have discretion to vote on any other matter that comes before the meeting.

     Shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the meeting for the purposes of determining a quorum. Proxies relating to "street name" shares of Common Stock that are voted by brokers will be counted as shares of Common Stock (1) present for purposes of determining the presence of a quorum and (2) as having voted in accordance with the directions and statements on the form of proxy.

                           DIRECTOR NOMINATING PROCESS

     Currently, the Company's Board of Directors is responsible for director nominations as permitted by the current AMEX listing standards. The Company is on a planned schedule to be in timely compliance with the appropriate new AMEX listing standards regarding director nominations which are scheduled to be effective on July 31, 2005. The Board has determined that Dr. Duerig and Mr. Hedges are independent under the AMEX listing standards.

     The Board has not adopted specific minimum criteria for director nominees. Nominees are identified by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in services are considered for re-nomination. If any member of the Board does not wish to continue in service, the Board first considers the appropriateness of the size of the Board and then considers factors that it deems are in the best interests of the Company and its shareholders in identifying and evaluating a new nominee.

     The Board will consider director nominees from any reasonable source, including nominees suggested by incumbent Board members and management as well as shareholder recommendations tendered in accordance with the Company's advance notice provisions. The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

             SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Shareholders who wish to contact the Board of Directors or any of its members may do so by addressing their written correspondence to Board of Directors, 1110 Maple Street, P.O. Box 300, Elma, New York 14059. Correspondence directed to an individual Board member will be referred, if appropriate, to that member. Correspondence not directed to a particular Board member will be referred, if appropriate, to the Chairman of the Audit Committee.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals must be received at the Company's offices no later than February 11, 2006, in order to be considered for inclusion, if appropriate, as a stockholder proposal in the Company's proxy materials for the 2006 Annual Meeting.

                                  OTHER MATTERS

     So far as the directors are aware, no matters other than the election of directors will be presented to the meeting for action on the part of the shareholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the shares to which the proxy relates in accordance with their best judgment.

                                         By Order of the Directors

                                         DR. NICHOLAS D. TRBOVICH
                                         Chairman of the Board,
                                         President and Chief
                                         Executive Officer

Elma, New York

SERVOTRONICS, INC.                                             PROXY
1110 Maple Street                                   THIS PROXY IS SOLICITED ON
P.O. Box 300                                    BEHALF OF THE BOARD OF DIRECTORS
Elma, New York 14059

     The undersigned hereby appoints Dr. Nicholas D. Trbovich and Lee D. Burns, and either of them, Proxies for the undersigned, with full power of substitution, to vote all shares of Servotronics, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 2:30 p.m., Buffalo time, July 1, 2005, at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226, or any adjournments thereof, and directs that the shares represented by this Proxy shall be voted as indicated below:

1.   Election of Directors

     ___ FOR all nominees listed below        ___ WITHHOLD AUTHORITY to vote for
         (except as otherwise marked              all nominees listed below
          to the contrary below)

     INSTRUCTION.  To withhold  authority to vote for any individual nominee, strike a line through his name in the list below:

         Dr. William H. Duerig, Donald W. Hedges, Nicholas D. Trbovich, Jr. and Dr. Nicholas D. Trbovich.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.



                (Continued and to be signed on the reverse side)


--------------------------------------------------------------------------------


                           (Continued from other side)



     The shares represented by this Proxy will be voted as directed by the shareholder. The Board of Directors favors a vote FOR the nominees for director listed above. If no direction is made, the Proxy will be voted FOR those nominees.

     Please date and sign your name exactly as it appears below and return this Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

                                      Dated ___________________________, 2005

                                      _______________________________________
                                                     Signature

                                      _______________________________________
                                                     Signature


                                     Joint owners should each sign. Executors, administrators, trustees, guardians and corporate officers should indicate their title.